                                                                    EXHIBIT 10.6
                                                                    ------------

                              THE FAMILY POST, INC.
                          STOCK SUBSCRIPTION AGREEMENT


1. SUBSCRIPTION: The undersigned (the "Subscriber") hereby irrevocably subscribes ($X) for (X) shares (the "Shares") of the Common Stock of The Family Post, Inc., a California corporation (the "Company"), which subscription, when and if accepted by the Company, will constitute the payment by the Subscriber of the purchase price for the Shares, relating to the Company and its proposed business.

2. REPRESENTATIONS. WARRANTIES AND AGREEMENTS BY SUBSCRIBER: The Subscriber hereby represents, warrants and agrees as follows:

                  (a) The Shares are being purchased by the Subscriber and not by any other person, with the Subscriber's own funds and not with the funds of any other person, and for the account of the Subscriber, not as a nominee or agent and not for the account of any other person. On acceptance of this Subscription Agreement by the Company, no other person will have any interest, beneficial or otherwise, in the Shares. The Subscriber is not obligated to transfer Shares to any other person nor does the Subscriber have any agreement or understanding to do so. The Subscriber is purchasing the Shares for investment for an indefinite period not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition The Subscriber has no intention of selling, granting any participation in or otherwise distributing or disposing of any Shares. The Subscriber does not intend to subdivide the Subscriber's purchase of Shares with any person.

                  (b) The Subscriber has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act or section 25012(f) of the Law, under the respective rules and regulations of the Securities and Exchange Commission and the California Commissioner of Corporations there under. The Subscriber understands that the Company is relying in part on the Subscriber's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not he present if, notwithstanding the Subscriber's representations, the Subscriber has in mind merely acquiring Shares for resale on the occurrence or nonoccurrence of some predetermined event. The Subscriber has no such intention.

                  (c) The Subscriber, either alone or with the Subscriber's professional advisers who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in Shares and has the capacity to protect the Subscriber's own interests in connection with the Subscriber's proposed investment in Shares.

         Either:
                           (i) The Subscriber has a preexisting personal or
                  business relationship with one or more of the founding shareholders and directors of the Company who control the Company, consisting of personal or business contacts of a nature and duration sufficient to enable the Subscriber, as a reasonably prudent investor, to be aware of the character, business acumen and general business and financial circumstances of the persons with whom such relationship exists; or

                           (ii) By reason of the Subscriber's business and
                  financial experience or the business or financial experience of the Subscriber's professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Subscriber has the capacity to protect the Subscriber's own interests in connection with the Subscriber's purchase of Shares; or

                           (iii) The Subscriber is an excluded purchaser as
                  provided by section 25102(f) of the Law and section 260.102.13 of the California Code of Regulations promulgated under the Law and has so indicated such status by marking one of the categories of "accredited investor" on the Subscriber's Offering Questionnaire attached hereto as Appendix 1.

                  (d) The Subscriber either has previously furnished to the Company a completed and signed Offering Questionnaire or has completed and signed the Offering Questionnaire attached hereto as Appendix 1. The information in the Subscriber's most recently completed and signed Offering Questionnaire previously delivered or being delivered to the Company, which is incorporated herein by reference, is true, correct and complete in all respects as of the date hereof.

                  (e) The Subscriber acknowledges that the Subscriber has been furnished with such financial and other information concerning the Company, the directors and officers of the Company and the business and proposed business of the Company as the Subscriber considers necessary in connection with the Subscriber's investment in Shares. The Subscriber has carefully reviewed aforementioned information of the Company and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Subscriber may have had with respect thereto. The Subscriber understands:

                           (i) The risks involved in this offering, including the speculative nature of the investment;

                           (ii) The financial hazards involved in this offering, including the risk of losing the Subscriber's entire investment;

                           (iii) The lack of liquidity and restrictions on transfers of Shares; and

                           (iv) The tax consequences of this investment.

         The Subscriber has consulted with the Subscriber's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Subscriber in Shares and the merits and risks of an investment in Shares.

                  (f) If the Subscriber is an individual, the Subscriber is a citizen of the United States over 21 years of age; and if the Subscriber is an unincorporated association, all of its members are such citizens of such age. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber was not formed for the purpose of investing in Shares and has or will have other substantial business or investments.

                  (g) The Subscriber, if not an individual, is empowered and duly authorized to enter into this Subscription Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Subscription Agreement constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms; and the person signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

3. AGREEMENT TO REFRAIN FROM RESALES: Without in any way limiting the representation and warranties herein, the Subscriber further agrees that the Subscriber shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any Shares, nor shall the Subscriber receive any consideration for Shares from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment or other disposition:

                  (a) A registration statement on Form S-I under the Act (or any other form appropriate for the purpose under the Act or any form replacing such form) with respect to the Shares proposed to be so disposed of shall be then effective and such disposition shall have been appropriately qualified in accordance with the Law and any other applicable securities law; or

                  (b) (i) The Subscriber shall have furnished the Company with a detailed explanation of the proposed disposition, (ii) the Subscriber shall have furnished the Company with an opinion of the Subscriber's counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of such Shares under the Act or qualification of such Shares under the Law or any other securities law, and (iii) counsel for the Company shall have concurred in such opinion and the Company shall have advised the Subscriber of such concurrence.

4. CERTIFICATES REPRESENTING SHARES TO BE LEGENDED: The Subscriber understands and agrees that any certificate representing Shares or relating to Shares may bear such legends as the Company may consider necessary or advisable to facilitate compliance with the Act, the Law and any other securities law, including without limitation legends stating that the Shares have not been registered under the Act or qualified under the Law and setting forth the limitations on dispositions imposed hereby.

5. SHARES WILL BE RESTRICTED SECURITIES: The Subscriber understands that the Shares will be "restricted securities" as that term is defined in Rule 144 under the Act and, accordingly, that the Shares must be held indefinitely unless they are subsequently registered under the Act and qualified under the Law and any other applicable securities law or exemptions from such registration and qualification as are available. The Subscriber understands that the Company is under no obligation so to register Shares under the Act, to qualify Shares under any securities law, or to comply with Regulation A or any other exemption under the Act, the Law or any other law. The Subscriber understands that Rule 144 is not available for any sale of Shares and will not be available for at least several years.

6. COMPANY MAY REFUSE TO TRANSFER: Notwithstanding the foregoing, if, in the opinion of counsel for the Company, the Subscriber has acted in a manner inconsistent with the representations and warranties in this Subscription Agreement. The Company may refuse to transfer the Subscriber's Shares until such time as counsel for the Company is of the opinion that such transfer will not require registration of Shares under the Act or qualification of Shares under the Law or any other securities law. The Subscriber understands and agrees that the Company may refuse to acknowledge or permit any disposition of Shares that is not in all respects in compliance with this Subscription Agreement and that the Company intends to make an appropriate notation in its records to that effect.

7. INDEMNIFICATION: The Subscriber hereby agrees to indemnify and defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:
                  (a) Any breach of or inaccuracy in the Subscriber's representations, warranties or agreements herein;

                  (b) Any disposition of any Shares contrary to any of the Subscriber's representations, warranties or agreements herein;

                  (c) Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress form the Company or any director or officer of the Company under the Act, or
         (ii) any disposition of any Shares.

8. SUCCESSORS: The representations, warranties and agreements contained in this Subscription Agreement shall be binding on the Subscriber's successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of' the Company and its directors and officers.

9. STOCK OPTIONS As an added inducement to the Subscriber for the purchase of the Shares under this Agreement, the Company agrees to grant certain additional stock purchase rights to The Subscriber, in accordance with the Stock Option Agreement attached hereto as Exhibit A, which Exhibit A shall be incorporated into this Agreement by reference.

Dated:               , 200

SUBSCRIBER

____________________________
(Name) ADDRESS:

COMPANY: THE FAMILY POST, INC


By:  _______________________________________
     Michael A. Sawtell, Chief Exec. Officer

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT


         Agreement made as of the day of ,200 , between The Family Post, Inc., a California corporation (the "Company"), and ("Grantee").

                  i. Grant of Option. The Company hereby grants to Grantee, as of the date of grant specified above, a nonqualified option to purchase
         (X) shares of common stock, no par value, (the "Common Stock"), of the Company (which number of shares may be adjusted pursuant to Paragraph v below) at ($.X) per share, subject to the terms and conditions set forth herein.

                  ii. Exercise of Options. Subject to the earlier termination of the option as provided herein, the option may be exercised as provided for in this paragraph and in paragraph vii, herein. Unless a Change in Control (as defined in Section v) occurs, such option shall not be exercisable for more than twenty five percent (25%) of the aggregate number of shares covered by this option multiplied by the number of full nine month periods of employment from the date of grant thereof to the date of such exercise, in accordance with the following schedule.

                              Cumulative Percentage
   Full Nine Month Periods of Grant          % of Shares That May Be Exercisable

           1 but less than 2                               25%
           2 but less than 3                               50%
           3 but less than 4                               75%
           4  or more                                     100%

                  An option may not be exercised for a fraction of a share of Common Stock

                  iii. Conditions to Exercise. The option may not be exercised by Grantee unless all of the following conditions are met:

                           (i) Legal counsel for the Company must be satisfied
                  at the time of exercise that the issuance of shares of Common Stock upon exercise will be in compliance with the Securities Act of 1933, as amended (the "Act") and applicable United States federal, state, local and foreign laws;

                           (ii) Grantee must pay in United States dollars at the
                  time of exercise the full purchase price for the shares of Common Stock being acquired hereunder.

                           (iii) Grantee must, at all times during the period
                  beginning with the grant date of the option and ending on the date of such exercise, have been retained by the Company as an independent contractor

                  iv. Transferability. The option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by Grantee, and may be exercised only the Grantee during his lifetime.

                  v. Adjustments. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, sale by the Company of all or part of its assets, distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event occurring after the grant date specified above and prior to its exercise in full, the number and kind of shares of Common Stock or other property for which the option may then be exercised and the option price per share may or may not be adjusted so as to reflect such change, all as determined by the Company in its sole discretion. In the event of the proposed dissolution or liquidation of the Company, the option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Company. In the event of a Change in Control, as defined herein, restrictions on the option shall lapse to allow Grantee to be immediately vested in the right to purchase the amount of X (X) shares in total, or, if smaller, the amount of shares required to bring Grantee's ownership up to a total of (X) shares if there shall have been prior purchases. This special vesting provision shall be effective immediately prior to the effective date of the Change of Control. The option shall terminate upon consummation of the Change in Control, unless otherwise provided by the Company. For purposes of this Agreement, a Change in Control shall mean a sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation.

                  vi. Income Tax Consequences. The Company and Grantee understand that the option granted herein is a "Non-Qualified Stock Option" pursuant to the Internal Revenue Code, and, as such, Grantee shall be deemed to have received compensation, and shall be taxed at ordinary income rates at the time the option is exercised for the difference between the purchase price of the shares and the fair market value (as defined herein) of those shares at the time of purchase. Grantee acknowledges that he will be liable for the tax on this transaction, and that the Company shall add such compensation to the Form 1099 to be issued to the Grantee at the end of each year. For purposes of determining the compensation element of the purchase, "Fair Market Value" shall mean, as of any specified date, the average of the reported high and low sales prices of the Common Stock on the stock exchange composite tape on that date, or if no sales prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is traded over-the-counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of the Common Stock on the most recent date of which the Common Stock was publicly traded. In the event the Common Stock is not publicly traded at the time a determination of this value is required to be made hereunder, the determination of its fair market value shall be made by the Company in such manner as it deems appropriate.

                  vii. Method of Exercise. This Option shall be exercisable by written Notice to the Company. The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company as may be necessary in order for the Company to comply with applicable laws, rules and regulations. The Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by payment of the exercise price.

                  viii. Administration. Any action taken or decision made by the Company's board of directors or the compensation committee of the board or their delegates arising out of or in connection with the construction, administration, interpretation or effect of the Agreement shall lie within its sole and absolute discretion, as the case may be, and shall be final, conclusive and binding on Grantee and all persons claiming under or through Grantee.

                  ix. No Rights as Stockholder. Unless and until a certificate or certificates representing such shares of Common Stock shall have been issued to Grantee, Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Common Stock acquirable upon exercise of the option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued to Grantee.

                  x. Investment Representation. Grantee hereby acknowledges that the shares of Common Stock which Grantee may acquire by exercising the option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in any manner without consent of the Company

                  xi. Rights of Participants. Neither this Agreement nor the grant of options creates any rights in Grantee to continue to be retained as an independent contractor and the Company shall have no liability for terminating its relationship with the Grantee.

                  xii. Notices. Any notice hereunder to the Company shall be addressed to , the Company at the Company's last known address of record, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's last address on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, by facsimile (receipt verified) or enclosed in a properly sealed envelope, addressed as set forth above, and deposited (with first class postage prepaid) in the United States mail.

                  xiii Counterparts. This Agreement may be executed in one or several counterparts, each of which shall constitute one and the same instrument.

                  xiv. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

                  xv. Governing Law. The validity, construction, interpretation, administration and effect of this Agreement, shall be governed by the substantive laws, but not the choice of law rules, of the State of California.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.


         COMPANY                                               GRANTEE

THE FAMILY POST, INC.
A California corporation



By: ________________________                            _______________________
      Michael Sawtell, CEO                               (Name)

                              THE FAMILY POST, INC.

                AMENDED AND RESTATED STOCK SUBSCRIPTION AGREEMENT

Reference is made to the Subscription Agreement dated as of , 200 (the "Subscription Agreement") between the undersigned ("Subscriber") and The Family Post, Inc., a California corporation ("Family Post" or the "Company"), with respect to the prior subscription for the purchase of ______________ shares of common stock of Family Post ("Common Stock") and, in some instances, options to purchase Common Stock ("Options") for a purchase price of $___________. This Amended and Restated Subscription Agreement supersedes the Subscription Agreement in its entirety. Any Options previously issued to Subscriber as consideration for and in connection with the Subscription Agreement are hereby cancelled in their entirety and are due for return to the Family Post as voided.

As consideration for prior payment by Subscriber and agreeing to the cancellation of the Options (as applicable), and entering into this Amended and Restated Subscription Agreement, the Family Post hereby reduces the price per share of the Subscription Agreement investment to $_____ per share, and upon acceptance of this Amended and Restated Stock Subscription Agreement by Family Post, will hereby issue ________ true-up shares of Common Stock to the Subscriber. Subscriber will retain the shares issued previously under the Subscription Agreement (not the Options however) and owes no money to the Family Post under this Amended and Restated Subscription Agreement.

THEREFORE, Subscriber agrees as follows:

         1. SUBSCRIPTION: The Subscriber hereby irrevocably subscribes to an aggregate of _____________ (___________) shares ("Shares") of the Common Stock of the Family Post for payment already made under the Subscription Agreement.

Subscriber agrees that any Options previously issued to Subscriber as consideration for and in connection with the Subscription Agreement are hereby cancelled in their entirety and are due for return to the Family Post as voided.

         2. REPRESENTATIONS. WARRANTIES AND AGREEMENTS BY SUBSCRIBER: The Subscriber hereby represents warrants and agrees as follows:

                  (a) The Shares are being purchased by the Subscriber and not by any other person, with the Subscriber's own funds and not with the funds of any other person, and for the account of the Subscriber, not as a nominee or agent and not for the account of any other person. On acceptance of this Subscription Agreement by the Company, no other person will have any interest, beneficial or otherwise, in the Shares. The Subscriber is not obligated to transfer Shares to any other person nor does the Subscriber have any agreement or understanding to do so. The Subscriber is purchasing the Shares for investment for an indefinite period not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition The Subscriber has no intention of selling, granting any participation in or otherwise distributing or disposing of any Shares. The Subscriber does not intend to subdivide the Subscriber's purchase of Shares with any person.

                  (b) The Subscriber has been advised that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), on the ground, among others, that no distribution or public offering of the Shares is to be effected and the Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act or section 25012(f) of the Law, under the respective rules and regulations of the Securities and Exchange Commission and the California Commissioner of Corporations thereunder. The Subscriber understands that the Company is relying in part on the Subscriber's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not he present if, notwithstanding the Subscriber's representations, the Subscriber has in mind merely acquiring Shares for resale on the occurrence or nonoccurrence of some predetermined event. The Subscriber has no such intention.

                  (c) The Subscriber, either alone or with the Subscriber's professional advisers who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in Shares and has the capacity to protect the Subscriber's own interests in connection with the Subscriber's proposed investment in Shares.

         Either:

                           (i) The Subscriber has a preexisting personal or
                  business relationship with one or more of the founding shareholders and directors of the Company who control the Company, consisting of personal or business contacts of a nature and duration sufficient to enable the Subscriber, as a reasonably prudent investor, to be aware of the character, business acumen and general business and financial circumstances of the persons with whom such relationship exists; or

                           (ii) By reason of the Subscriber's business and
                  financial experience or the business or financial experience of the Subscriber's professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, the Subscriber has the capacity to protect the Subscriber's own interests in connection with the Subscriber's purchase of Shares; or

                           (iii) The Subscriber is an excluded purchaser as
                  provided by section 25102(f) of the Law and section 260.102.13 of the California Code of Regulations promulgated under the Law and has so indicated such status by marking one of the categories of "accredited investor" on the Subscriber's Offering Questionnaire attached hereto as Annex I.

                  (d) The Subscriber either has previously furnished to the Company a completed and signed Offering Questionnaire. The information in the Subscriber's most recently completed and signed Offering Questionnaire previously delivered or being delivered to the Company, which is incorporated herein by reference, is true, correct and complete in all respects as of the date hereof.

                  (e) The Subscriber acknowledges that the Subscriber has been furnished with such financial and other information concerning the Company, the directors and officers of the Company and the business and proposed business of the Company as the Subscriber considers necessary in connection with the Subscriber's investment in Shares. The Subscriber has carefully reviewed aforementioned information of the Company and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Subscriber may have had with respect thereto. The Subscriber understands:

                           (i) The risks involved in this offering, including
                  the speculative nature of the investment;

                           (ii) The financial hazards involved in this offering,
                  including the risk of losing the Subscriber's entire investment;

                           (iii) The lack of liquidity and restrictions on
                  transfers of Shares; and

                           (iv) The tax consequences of this investment.

         The Subscriber has consulted with the Subscriber's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Subscriber in Shares and the merits and risks of an investment in Shares.

                  (f) If the Subscriber is an individual, the Subscriber is a citizen of the ' United States over 21 years of age; and if the Subscriber is an unincorporated association, all of its members are such citizens of such age. If the Subscriber is a corporation, partnership, trust or other entity, the Subscriber was not formed for the purpose of investing in Shares and has or will have other substantial business or investments.

                  (g) The Subscriber, if not an individual, is empowered and duly authorized to enter into this Subscription Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Subscription Agreement constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms; and the person signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

         3. AGREEMENT TO REFRAIN FROM RESALES: Without in any way limiting the representation and warranties herein, the Subscriber further agrees that the Subscriber shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any Shares, nor shall the Subscriber receive any consideration for Shares from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment or other disposition:

                  (a) A registration statement on Form S-I under the Act (or any other form appropriate for the purpose under the Act or any form replacing such form) with respect to the Shares proposed to be so disposed of shall be then effective and such disposition shall have been appropriately qualified in accordance with the Law and any other applicable securities law; or

                  (b) (i) The Subscriber shall have furnished the Company with a detailed explanation of the proposed disposition, (ii) the Subscriber shall have furnished the Company with an opinion of the Subscriber's counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of such Shares under the Act or qualification of such Shares under the Law or any other securities law, and (iii) counsel for the Company shall have concurred in such opinion and the Company shall have advised the Subscriber of such concurrence.

         4. CERTIFICATES REPRESENTING SHARES TO BE LEGENDED: The Subscriber understands and agrees that any certificate representing Shares or relating to Shares may bear such legends as the Company may consider necessary or advisable to facilitate compliance with the Act, the Law and any other securities law, including without limitation legends stating that the Shares have not been registered under the Act or qualified under the Law and setting forth the limitations on dispositions imposed hereby.

         5. SHARES WILL BE RESTRICTED SECURITIES: The Subscriber understands that the Shares will be "restricted securities" as that term is defined in Rule 144 under the Act and, accordingly, that the Shares must be held indefinitely unless they are subsequently registered under the Act and qualified under the Law and any other applicable securities law or exemptions from such registration and qualification as are available. The Subscriber understands that the Company is under no obligation so to register Shares under the Act, to qualify Shares under any securities law, or to comply with Regulation A or any other exemption under the Act, the Law or any other law. The Subscriber understands that Rule 144 is not available for any sale of Shares and will not be available for at least several years.

         6. COMPANY MAY REFUSE TO TRANSFER: Notwithstanding the foregoing, if, in the opinion of counsel for the Company, the Subscriber has acted in a manner inconsistent with the representations and warranties in this Subscription Agreement. The Company may refuse to transfer the Subscriber's Shares until such time as counsel for the Company is of the opinion that such transfer will not require registration of Shares under the Act or qualification of Shares under the Law or any other securities law. The Subscriber understands and agrees that the Company may refuse to acknowledge or permit any disposition of Shares that is not in all respects in compliance with this Subscription Agreement and that the Company intends to make an appropriate notation in its records to that effect.

         7. INDEMNIFICATION: The Subscriber hereby agrees to indemnify and defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

                  (a) Any breach of or inaccuracy in the Subscriber's representations, warranties or agreements herein;

                  (b) Any disposition of any Shares contrary to any of the Subscriber's representations, warranties or agreements herein;

                  (c) Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress form the Company or any director or officer of the Company under the Act, or
         (ii) any disposition of any Shares.


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

         8. SUCCESSORS: The representations, warranties and agreements contained in this Subscription Agreement shall be binding on the Subscriber's successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of' the Company and its directors and officers.

                                   SIGNATURES

Executed this 4th day of January, 2007.

               ___________________________________________________
             Print exact name(s) in which the Shares are to be held

The undersigned hereby represents he has read this entire Amended and Restated Subscription Agreement.

                                      Correspondence Address

_______________________________       ______________________________________
Signature                             Name

_______________________________       ______________________________________
Name(s) Typed or Printed              Street Address

                                      ______________________________________
                                      City, State and Zip Code

                                      ______________________________________
                                      U.S. Tax Identification or Social Security
                                      Number (if any)

                                      ______________________________________
                                      Telephone Number


                                   ACCEPTANCE

This Amended and Restated Subscription Agreement is accepted as of January 4, 2007.

The Family Post, Inc.,
a California corporation

By:
Name:  Michael Sawtell
Title:  CEO


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